July 2014 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com Exhibit 99.1

• Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2 Forward Looking Statements The Dixie Group, Inc.

• Began operations in 1920 • Transitioned from textiles to floorcovering in 1990’s – now 100% floorcovering • Refined focus on upper-end markets in 2004 • For over 90 years we have focused on specialized products • Traditionally we have outperformed the industry and expect to do so in the future 3 Dixie History

Dixie Today • Commitment to brands in the upper- end market with strong growth potential • Diversified between Commercial and Residential markets • Diversified customer base (TTM Basis, excludes Atlas) – Top 10 carpet customers • 16% of sales – Top 20 carpet customers • 19% of sales 4

New and Existing Home Sales Seasonally Adjusted Annual Rate New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/const/c25 (new). 5 3,000 3,500 4,000 4,500 5,000 5,500 250 300 350 400 450 500 550 600 Jan '10 July Jan '11 July Jan '12 July Jan '13 Jul Jan '14 • “Inventories are at their highest level in over a year and price gains have slowed to much more welcoming levels in many parts of the country. This bodes well for rising home sales in the upcoming months as consumers are provided with more choices,” he said. • “On the contrary, new home construction needs to rise by at least 50 percent for a complete return to a balanced market because supply shortages – particularly in the West – are still putting upward pressure on prices.” Lawrence Yun, Chief Economist National Association of Realtors July 22, 2014

6 Residential Remodeling Harvard Study Leading Indicator of Remodeling Activity

7 2014 Look for the economy to pick up speed in the second half of 2014, with GDP rising at about a 3% annualized rate as the expansion cycle matures and hindrances to growth ease.  Given the dismal first quarter …. GDP is likely to rack up only about 1.5% growth for the whole of 2014. Kiplinger’s June 27, 2014 The Industry versus GDP

Residential and Commercial Fixed Investment 8 Rebound in residential activity Rebound in commercial activity 2013 showed a strong rebound in growth; We expect 2014 to continue this trend

9 Consumer Sentiment Conference Board June 2014:  “Consumer confidence continues to advance and the index is now at its highest level since January 2008. June’s increase was driven primarily by improving current conditions, particularly consumers’ assessment of business conditions. …. the momentum going forward remains quite positive.” Lynn Franco, Director of The Conference Board Consumer Research Center 1966 = 100

The Stock Market 10 July 2014 The stock market has rebounded beyond pre- recession levels  2014 has had a slight pullback but appears to be on a more stable track of steady growth However, the market is still subject to macro events: Job growth, US policies, China, Ukraine

The Industry as compared to The Dixie Group 11 Source: U.S. Bureau of Economic Analysis and Company estimates

2013 U.S. Carpet & Rug Manufacturers 12 Source: Floor Focus – includes carpet as broadloom and modular tile, and rug sales Carpet Leaders Dollars in Millions % Total Shaw (Berkshire Hathaway) $ 3,110 27.7% Residential & Commercial Mohawk (MHK) $ 2,521 22.4% Residential & Commercial Beaulieu (Private) $ 625 5.6% Residential & Commercial Interface (TILE) $ 459 4.1% Commercial Only Engineered Floors (Private) $ 385 3.4% Residential Only Dixie (DXYN) $ 342 3.0% Residential & Commercial Other $ 3,806 33.8% Residential & Commercial Market $ 11,248 100.0%

U.S. TTM Q2 2014 Carpet Market of $8.7 billion 13 Source: Floor Focus – Broadloom & Carpet Tile and Dixie Group estimate Dixie versus the Industry Dixie plus Atlas TTM Q2 2014 on a Pro Forma basis

Carpet Dollar Sales Indexed to 2009 (includes Atlas Carpet Mills from date of acquisition) 14

Carpet Unit Sales Indexed to 2009 (includes Atlas Carpet Mills from date of acquisition) 15

Industry Positioning The Dixie Group 16 • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up to date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven

Residential Market Positioning The Dixie Group 17 BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2012 $’s) T OT AL M AR K E T : SQUAR E Y AR DS OR S ALE S DOL L AR S ESTIMATED TOTAL WHOLESALE MARKET FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS Positioning of Dixie Brands by Price Point Segment (Over $20 per SQ YD) Dixie Home Fabrica INDUSTRY AVERAGE PRICE/ SQ YD $0 $14 $21 $28 $35 $42 $49 Note: Industry average price is based on sales reported through industry sources. Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc. $8 Masland

Dixie Group High-End Residential Sales All Brands 18 Sales by Brand for TTM Q2 2014

Dixie Group High-End Residential Sales All Brands 19 Sales by Channel for TTM Q2 2014

• Well-styled moderate to upper priced residential broadloom line – Known for differentiated pattern and color selection • Dixie provides a “full line” to retailers – Sells Specialty and Mass Merchant retailers • Growth initiatives – Stainmaster® Tru Soft TM Fiber Technology – Stainmaster® SolarMax ® Fiber Technology – Durasilk Polyester 20

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 27% of sales directly involve a designer • Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Wool products in both tufted and woven constructions 21

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 40% of sales directly involve a designer • Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft™ Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 22

Commercial Market Positioning The Dixie Group 23 • We focus on the “high end specified soft floorcovering contract market” – Our Masland Contract brand • Broad product line for diverse commercial markets – Our Atlas brand • Designer driven focused on the fashion oriented market space – Our Avant brand • Corporate focus using a multi- line sales agent based model – Our Masland Residential sales force • Sells “main street commercial” through retailers

• Premium brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base – Delta Air Lines, Best Buy, Club Corp • Growth initiative – SPEAK and FIT collections – Desso Air Master product line – Desso Masland Hospitality joint venture 24

25 Sales by Channel for TTM Q2 2014 Channels: Interior Design Specifier and Commercial End User

• Atlas is our newest brand • Dedicated to servicing the architect and designer for finer goods • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings • With state-of-the-art tufting machines Atlas can quickly manufacture custom running line products 26

• Avant is a forward thinking brand that has an Artisan’s theme • Dedicated to servicing the designer through the multi-line interior finishes sales agent • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings 27

$331 $321 $283 $205 $231 $270 $266 $345 $407 2006 2008 2010 2012 YTD 2014 Seasonally adjusted to represent an Annual Run Rate Net Sales (millions) 28 Dixie Group Sales $ in millions

Sales & Operating Income $ in millions 29 Note: Non-GAAP reconciliation starting on slide 34 Y 2007 Y 2008 Y 2009 Y 2010 Y 2011 Y 2012 Y 2013 YTD 2014 Net Sales 320.8 283 203 231 270 266 345 193 Net Income (Loss) 6.2 (31.5) (42.2) (4.7) 1.0 (0.9) 5.3 3.8 Non-GAAP Adjusted Op. Income 16.7 (28.5) (45.4) (2.6) 5.7 3.5 16.1 1.5 Non-GAAP Adjusted EBITDA 29.7 (14.4) (31.7) 8.7 15.1 13.2 26.3 7.8 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Net Sales 65.8 71.1 75.4 83.6 90.2 95.8 85.3 108.2 Net Income (Loss) 0.1 (0.4) 0.6 1.6 1.4 1.6 4.4 (0.6) Non-GAAP Adjusted Op. Income 1.1 1.3 3.1 4.7 4.6 3.7 (1.1) 2.7 Non-GAAP Adjusted EBITDA 3.7 3.5 5.7 7.2 7.3 6.1 1.9 6.0 Change Year overe Year Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Net Sales (3.8) 5.8 12.6 17.1 24.4 24.7 9.9 24.6 Net Sales % Change -5% 9% 20% 26% 37% 35% 13% 29% Net Income (Loss) 0.1 (0.1) 0.8 2.1 1.3 2.0 3.8 (2.3) Non-GAAP Adjusted Op. Income (0.1) 0.7 2.4 4.4 3.4 2.4 (4.3) (2.1) Non-GAAP Adjusted EBITDA 0.4 0.6 2.5 4.3 3.6 2.6 (3.8) (1.2)

- Operationally we improved throughout the quarter: - Our operating costs improved each month throughout the quarter - We continue to improve operations with focus on improving margins - We implemented a price increase in the period - We are implementing our restructuring projects - The Adairsville distribution center was open for operation mid-June - The Atlas dye house is shut down and is under contract to sell - The Susan Street dye house is installing additional dye equipment - We shut down our Atmore carpet dye house in July - We will shut down our Atmore yarn dye house in August • Commercial product sales increased 24.4% versus prior year, ex. Atlas • Residential product sales increased 13.7% versus prior year 30 Current Business Conditions Second quarter 2014 activity

31 Current Business Conditions 2014 Initiatives • We will consolidate our east coast distribution facilities and streamline our east coast dyeing operations in 2014 & 15 in a $4.4 million restructuring plan to expand capacity, lower costs and reduce excess freight and waste • We consolidated our west coast dye houses in 2014 and will further integrate Atlas operations in 2015 to lower cost and improve utilization in a $1.6 million restructuring plan • We have launched a distribution program to offer Desso Air Master / Sound Master health and welfare collections to the U.S. market • We have launched a joint venture with Desso to service the hospitality marketplace with a combined woven / tufted offering • We acquired Atlas Carpet Mills, a premium supplier to the specified commercial marketplace • We continue to expand our sales in Avant Contract, a provider to the multi-line interior design specialists serving the specified community

Outlook for 2014 The housing & commercial markets have strengthened: • Our upper-end residential market is continuing its momentum • Commercial market is forecasted to improve (AIA forecast) • Positive market reception to our new products:  Masland and Fabrica Wool Collections continued growth  New Stainmaster® PetProtect™ and TruSoft™ products  New modular tile SPEAK and FIT office remodel collections  New MILESTONE senior living collection • Expanding and leveraging our residential and commercial sales forces • Stainmaster ® partnership to expand retail coverage • Our upper-end customer is more confident • Sales of carpet products for the first four weeks the third quarter of 2014 is up approx. 6%, ex. Atlas and approx. 19% including Atlas Carpet Mills, relative to a strong third quarter in 2013. 32

Non-GAAP Information 34 The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. In considering our supplemental financial measures, investors should bear in mind that other companies that report or describe similarly titled financial measures may calculate them differently. Accordingly, investors should exercise appropriate caution in comparing our supplemental financial measures to similarly titled financial measures report by other companies. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair value write-up of inventories, plus one-time items so defined. (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses and direct acquisition expenses included in S,G&A, less one-time items so defined. (Note 2) The Company defines Adjusted Operating Income (Loss) as Operating Income (Loss) plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair value write-up of inventories, plus facility consolidation and severance expenses, plus direct acquisition expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined. (Note 3) The Company defines Adjusted Income (Loss) from Continuing Operations as Net Income (Loss) plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition expense related to the fair value write-up of inventories, plus direct acquisition expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined, all tax effected. (Note 4) The Company defines Adjusted EBIT as Net Income (Loss) plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition expense related to the fair value write-up of inventories, plus direct acquisition expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined. (Note 5)

35 Non-GAAP Gross Profit Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Net Sales 75,440 83,617 90,210 95,799 85,313 108,171 Gross Profit 18,412 22,302 22,100 22,825 18,007 26,636 Plus: Mfg integration expense 1,303 1,143 1,417 875 445 - Plus: Amortization of inventory step up - - 260 107 - 194 Non-GAAP Adj. Gross Profit (Note 1) 19,715 23,445 23,777 23,806 18,452 26,830 Gross Profit as % of Net Sales 24.4% 26.7% 24.5% 23.8% 21.1% 24.6% Non-GAAP Adj. Gross Profit % of Net Sales 26.1% 28.0% 26.4% 24.9% 21.6% 24.8% Non-GAAP S,G&A Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Net Sales 75,440 83,617 90,210 95,799 85,313 108,171 Selling and Administrative Expense 16,895 18,841 20,228 20,590 20,251 24,373 Less: Mfg integration expense (165) (299) (770) (472) (377) (269) Less: Acquisition expenses - - (275) (75) (454) (154) Non-GAAP Adj. Selling and Administrative Expense 16,730 18,542 19,183 20,043 19,421 23,950 S,G&A as % of Net Sales 22.4% 22.5% 22.4% 21.5% 23.7% 22.5% Non-GAAP Selling and Admin as % of Net Sales (Note 2) 22.2% 22.2% 21.3% 20.9% 22.8% 22.1% Non-GAAP Operating Income Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Net Sales 75,440 83,617 90,210 95,799 85,313 108,171 Operating income (loss) 1,677 3,271 1,829 1,813 (2,469) 440 Plus: Mfg integration expense 1,468 1,442 2,187 1,519 822 269 Plus: Facility consolidation expense - - - - 73 949 Plus: Amortization of inventory step up - - 260 107 - 194 Plus: Acquisition expenses - - 275 75 454 154 Plus: Impairment of assets - - - 195 - 655 Plus: Impairment of goodwill - - - - - - Non-GAAP Adj. Operating Income (Loss) (Note 3) 3,145 4,713 4,551 3,709 (1,121) 2,661 Operating income as % of net sales 2.2% 3.9% 2.0% 1.9% -2.9% 0.4% Adjusted operating income as a % of net sales 4.2% 5.6% 5.0% 3.9% -1.3% 2.5% Non-GAAP Summary Three Months Ended

36 Non-GAAP Income from Continuing Operations Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Net income (loss) as reported 636 1,645 1,412 1,597 4,396 (644) Less: (Loss) from discontinued, net tax (15) (32) (20) (1) (39) (39) Income (loss) from Continuing Operations 652 1,677 1,432 1,597 4,435 (605) Plus: Mfg integration expense 1,468 1,442 2,187 1,519 822 269 Plus: Facility consolidation expense - - - - 73 949 Plus: Amortization of inventory step up - - 260 107 - 194 Plus: Acquisition expenses - - 275 75 454 154 Less: Gain on purchase of business - - - - (10,562) - Plus: Impairment of assets - - - 195 - 655 Plus: Tax effect of above (558) (548) (1,034) (720) 3,501 (844) Non-GAAP Adj. (Loss) / Income from Cont. Op's (Note 4) 1,562 2,571 3,120 2,773 (1,277) 772 Adj diluted earnings (loss) per share from Continuing Op's 0.12 0.20 0.24 0.22 (0.10) 0.05 Weighted average common shares outstanding - diluted 12,739 12,846 12,713 12,852 12,789 13,937 Non-GAAP EBIT and EBITDA Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Net income (loss) as reported 636 1,645 1,412 1,597 4,396 (644) Less: (Loss) from discontinued, net tax (15) (32) (20) (1) (39) (39) Plus: Taxes 23 620 (502) (784) 2,636 (66) Plus: Interest 995 869 896 996 1,012 1,158 Non-GAAP Adjusted EBIT (Note 3) 1,669 3,166 1,827 1,810 8,083 487 Plus: Depreciation and amortization 2,515 2,559 2,747 2,441 2,988 3,262 EBITDA 4,184 5,725 4,574 4,251 11,071 3,749 Plus: Mfg integration expense 1,468 1,442 2,187 1,519 822 269 Plus: Facility consolidation expense - - - - 73 949 Plus: Amortization of inventory step up - - 260 107 - 194 Plus: Acquisition expenses - - 275 75 454 154 Less: Gain on purchase of business - - - - (10,562) - Plus: Impairment of assets - - - 195 - 655 Non-GAAP Adj. EBITDA (Note 5) 5,652 7,167 7,296 6,146 1,857 5,970 Non-GAAP Adj. EBITDA as % of Net Sales 7.5% 8.6% 8.1% 6.4% 2.2% 5.5% Management estimate of sever weather (not in non-GAAP) - - - - 1,054 - Non-GAAP Summary Three Months Ended

37 Facility Consolidation Information ($ in thousands) Q1 2014 Q2 2014 Q3 2014 Est Q4 2014 Est 2014 Est 2015 Est East Coast Facility consolidation - 38 900 670 1,954 1,815 st st Asset write off - 655 - - 6 5 - West Coast Facility consolidation 73 56 340 125 1,103 500 Total facility consolidati n and asset write off plans 1,604 1,2 79 3,712 2,315